                                                                   EXHIBIT 23.12



                    [REZNICK FEDDER & SILVERMAN LETTERHEAD]



                     CONSENT OF REZNICK FEDDER & SILVERMAN



                                ----------------



We consent to the reference to our firm under the captions "Selected Financial Information" and "Experts" and to the use of our reports dated as per the attached schedule, with respect to the financial statements per the attached schedule for the year ended December 31, 1997, in the Registration Statement Form S-4 (No. 333-60355) of Apartment Investment and Management Company and AIMCO Properties, L.P.



                                                  REZNICK FEDDER & SILVERMAN

                                                  /s/ REZNICK FEDDER & SILVERMAN



Bethesda, Maryland
March 11, 1999

ATTACHMENT




                                    SCHEDULE


                                                       1996
          Partnership Name                         Report Date
    Burnsville Apartments L.P.                     February 14, 1997
  Chestnut Hill Associates L.P.                     February 7, 1997
  DFW Apartment Investors L.P.                      February 7, 1997
 DFW Residential Investors L.P.                    February 21, 1997
    Olde Mill Investors L.P.                        February 7, 1997
Park Towne Place Associates L.P.                    January 24, 1997
Texas Residential Investors L.P.                   February 21, 1997
 Winthrop Texas Investors L.P.                      January 31, 1998

                    [REZNICK FEDDER & SILVERMAN LETTERHEAD]



                     CONSENT OF REZNICK FEDDER & SILVERMAN



                                ----------------



We consent to the reference to our firm under the captions "Selected Financial Information" and "Experts" and to the use of our reports dated as per the attached schedule, with respect to the financial statements per the attached schedule for the year ended December 31, 1996, in the Registration Statement Form S-4 (No. 333-60355) of Apartment Investment and Management Company and AIMCO Properties, L.P.



                                                  REZNICK FEDDER & SILVERMAN

                                                  /s/ REZNICK FEDDER & SILVERMAN



Bethesda, Maryland
March 11, 1999

ATTACHMENT




                                    SCHEDULE


                                                       1997
          Partnership Name                         Report Date
    Burnsville Apartments L.P.                      February 4, 1998
  Chestnut Hill Associates L.P.                     February 2, 1998
  DFW Apartment Investors L.P.                     February 12, 1998
 DFW Residential Investors L.P.                    February 10, 1998
    Olde Mill Investors L.P.                       February 11, 1998
Park Towne Place Associates L.P.                   February 18, 1998
Texas Residential Investors L.P.                    February 9, 1998
 Winthrop Texas Investors L.P.                      January 31, 1998